                                                                                                                                                                         EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following EDCI Holdings, Inc. Registration Statements:

•	Registration Statement Number 33-68766 on Form S-8 dated September 14, 1993 (amended by Post-Effective Amendment Number 1 on Form S-8 dated August 8, 2003),
•
Registration Statement  Number 333-04635 on Form S-8 dated May 28, 1996 (amended by Post-Effective Amendment Number 1 on Form S-8 dated May 22, 1998 and Post-Effective Amendment Number 2 on Form S-8 dated August 8, 2003),

•	Registration Statement Number 333-38169 on Form S-8 dated October 17, 1997 (amended by Post-Effective Amendment Number 1 on Form S-8 dated August 8, 2003),
•	Registration Statement Number 333-56375 on Form S-8 dated June 9, 1998,
•	Registration Statement Number 333-81161 on Form S-8 dated June 21, 1999 (amended by Post-Effective Amendment Number 1 on Form S-8 dated August 8, 2003),
•	Registration Statement Number 333-81155 on Form S-8 dated June 21, 1999 (amended by Post-Effective Amendment Number 1 on Form S-8 dated August 8, 2003),
•	Registration Statement number 333-37446 on Form S-8 dated May 19, 2000 (amended by Post-Effective Amendment Number 1 on Form S-8 dated August 8, 2003),
•	Registration Statement Number 333-107786 on Form S-8 dated August 8, 2003,
•	Registration Statement Number 333-107789 on Form S-8 dated August 8, 2003,
•	Registration Statement Number 333-136515 on Form S-8 dated August 11, 2006, and
•	Registration Statement Number 333-151415 on Form S-4 dated June 4, 2008 (amended by Post-Effective Amendment Number 1 on Form S-4 dated June 23, 2008)

of our report dated March 27, 2009, with respect to the consolidated financial statements of EDCI Holdings, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2008.

                                                                                                                          /s/ Ernst & Young LLP

Indianapolis, Indiana
March 27, 2009